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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 13, 1999



                           METRETEK TECHNOLOGIES, INC.
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             (Exact name of Registrant as specified in its charter)



DELAWARE                                 0-19793                84-11698358
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(State or other jurisdiction     (Commission File Number)   (I.R.S Employer
of incorporation)                                           Identification No.)



                1675 BROADWAY, SUITE 2150, DENVER, COLORADO 80202
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               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (303) 592-5555
                                                           --------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On September 13, 1999, Metretek Technologies, Inc., a Delaware corporation (the "Registrant"), together with its wholly-owned subsidiaries Metretek, Incorporated, a Florida corporation, and Southern Flow Companies, Inc., a Delaware corporation, entered into an amendment (the "Loan Amendment") to that certain Loan and Security Agreement, dated as of April 14, 1998 (the "Loan Agreement"), with National Bank of Canada, a Canadian chartered bank (the "Bank"). The Loan Amendment amends the terms of the $5,000,000 credit facility ("Credit Facility") provided under the Loan Agreement. The Registrant entered into the Loan Amendment in order to facilitate its Internet-based, eBusiness Project (the "eBusiness Project") with Scient Corporation, a Delaware corporation ("Scient"), and the Consulting and Joint Venture Arrangement with Mercator Energy Incorporated, a Colorado corporation ("Mercator").

         The Loan Amendment, a copy of which is filed as an exhibit hereto, amends certain covenants in the Loan Agreement, including the Registrant's minimum annual net income (or maximum annual net loss in 1999), minimum tangible net worth and minimum debt service coverage ratio. The Loan Amendment permits the Registrant to utilize up to $700,000 of the Credit Facility to finance expenditures on the first phase of the eBusiness Project. Under the Loan Amendment, the Registrant can utilize the Credit Facility, within the terms of its loan availability, for expenditures on the eBusiness Project above the initial $700,000 level only if the Registrant matches such additional expenditures with equivalent amounts of additional cash from either new equity, indebtedness made subordinate to the Credit Facility on terms acceptable to the Lender, or net income. In consideration for the Bank entering into the Loan Amendment and restructuring the Credit Facility, the Registrant paid the Bank a fee of $10,000 and issued to the Bank a warrant (the "Bank Warrant") to purchase 20,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Registrant. The Bank Warrant is exercisable for three years at an exercise price of $5.00 per share of Common Stock. The Bank has registration rights with respect to the Common Stock issuable upon the exercise of the Bank Warrant.

         The Registrant has entered into a strategic relationship with Scient to assist the Registrant in designing and creating the eBusiness Project, which is intended to enable the Registrant to take its measurement information products, services and data measurement technologies to a broader market of end-users of natural gas and electricity. The Registrant anticipates that the costs of the eBusiness Project, which involves several phases, will require estimated expenditures of approximately between $4 and $5 million over the next nine to twelve months. The Registrant has the right to terminate the eBusiness Project on 30 days notice, with maximum additional expenditures of $100,000. The Loan Amendment is intended to provide the financing for the first phase of the eBusiness Project, estimated to cost approximately $700,000. In order to finance the remaining phases and the completion of the eBusiness Project, the Registrant will need to raise additional funds from the proceeds of public or private equity financing, debt financing, or from other sources. Any such capital raising will be subject to the consent of the Bank. There can be no assurance that such additional funds will be available to the Registrant or that, if available, such funds can be obtained on terms favorable to the Registrant or on terms acceptable to the Bank. In the event the Registrant cannot obtain sufficient additional funds, then the Registrant will not be able to complete the eBusiness Project. The inability of the Registrant to complete the eBusiness Project could have a material adverse effect on the Registrant's business, financial condition and results of operations. In connection with the eBusiness Project, the Registrant has issued to Scient a warrant (the "Scient Warrant") to purchase 125,000 shares of Common Stock of Registrant. The Scient Warrant has a three year term and becomes exercisable in one year at exercise prices split

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between $5.00 and $10.00. Scient has registration rights with respect to the
Common Stock underlying the Scient Warrant.

         The Registrant has also entered into a Consulting and Joint Venture Agreement (the "Mercator Consulting Agreement") with Mercator, pursuant to which Mercator will provide consulting services to TotalEnergyPlan, Inc., a Delaware corporation ("TEP"), a newly formed and wholly-owned subsidiary of the Registrant. TEP was formed to operate and conduct the Registrant's TotalEnergyPlan(TM) business, which is a proprietary turn-key data collection and software management system that enables commercial users of natural gas and electricity to monitor and manage energy purchases and consumption. Mercator is a Denver-based natural gas services and brokerage company that since 1994 has acted as broker-agent for both producers and users. Pursuant to the Mercator Consulting Agreement, Mercator will provide consulting services to TEP for a fee of $7,500 per month. The term of the Mercator Consulting Agreement is six months, renewable by mutual consent for six additional months. In connection with the Mercator Consulting Agreement, Mercator received an option to purchase up to 25% of the capital stock of TEP for a purchase price equal to 25% of TEP's cumulative net loss (adjusted by adding back depreciation and amortization), which is exercisable only during the term of the Consulting Agreement. The Registrant also issued to Mercator a warrant (the "Mercator Warrant") to purchase 60,000 shares of Common Stock of the Registrant. The Mercator Warrant has a three year term and vests over a period of eighteen months, with exercise prices ranging between $4.50 and $5.50. Mercator has registration rights with respect to the Common Stock underlying the Mercator Warrant.

         This Form 8-K contains certain forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, the Registrant may publish or otherwise make available forward-looking statements of this nature. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements or historical facts. The words "may", "could", "will", "project", "intend", "continue", "believe", "anticipate", "estimate", "expect" and similar predictive, future tense or forward-looking terminology, are intended to identify forward-looking statements. Examples of forward-looking statements include statements regarding, among other matters, (1) the Registrant's plans, intentions, beliefs and expectations with respect to its future prospects, including the eBusiness Project, the Registrant's strategic relationships with Scient and Mercator, and the Registrant's TotalEnergyPlan(TM) business; (2) expected expenditures on the eBusiness Project; (3) the sufficiency of funds from the Credit Facility under the Loan Agreement to finance the first phase of the eBusiness Project; and (4) the Registrant's ability to raise sufficient additional capital, from the sale of equity, debt, assets or otherwise, to complete the eBusiness Project.

         Such forward-looking statements are based on the current plans, intentions, beliefs and expectations of management as well as assumptions made by and information currently available to management. Forward-looking statements are not guarantees of future performance or events but are subject to, and are qualified by, risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements. These risks and uncertainties include, but are not limited to, (1) the Registrant's ability to successfully develop and implement an Internet-based business; (2) the emergence and growth of a market for online energy information and services; (3) the success of the Registrant's strategic relationships with Scient and Mercator;
(4) changes in the energy industry in general and the natural gas and electricity industry in particular; (5) the Registrant's

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ability to successfully implement, and the market's acceptance of, Metretek's
"TotalPlan(TM)" and "TotalEnergyPlan(TM)" offerings; (6) the ability of the Registrant to raise sufficient funds to finance the eBusiness Project, and the willingness of the Bank to consent to the terms of such financing arrangements;
(7) the capital resources, technological requirements and internal business plans of the natural gas and electricity utilities industry; (8) technological and market changes within the natural gas industry; (9) the complexity, uncertainty and time constraints associated with the development and market acceptance of new product and service designs and technologies; (10) general economic and business conditions; (11) the Registrant's ability to successfully integrate and utilize the product lines and business acquired from American Meter, including the risks that revenues from the acquired business could be lower than expected and that related costs could be higher than expected; (12) the impact and timing of the deregulation of the various energy markets; (13) utility purchasing patterns and delays and potential changes to the federal and state regulatory frameworks within which the utility industry operates; (14) risks and uncertainties associated with Year 2000 issues; (15) fluctuations in quarterly operating results; (16) effects of a change in product mix on the Registrant's expected gross margins and net income; (17) the effects of any corporate acquisitions, dispositions or other corporate transactions; (18) risks associated with international operations; (19) the amount of additional proceeds from the disposition of the remaining net assets and other revenues from discontinued operations; (20) the receipt and timing of future customer orders;
(21) the impact of competitive factors affecting the Registrant's operations, including the introduction of competitor's products, services and technologies by competitors; (22) unexpected events affecting the Registrant's ability to obtain funds from operations, debt or equity to finance operations, pay interest and other obligations, and fund needed capital expenditures and other investments; (23) the Registrant's ability to protect its proprietary information and technology; (24) the impact of current and future laws and government regulations affecting the energy industry in general and the natural gas industry in particular; and (25) other risks and uncertainties that are discussed in this Form 8-K or that are discussed from time to time in the Registrant's other reports and filings with the Securities and Exchange Commission. The Registrant does not intend, and assumes no responsibility, to update any oral or written forward-looking statements made by the Registrant.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

                  10.1 Second Amendment to Loan and Security Agreement and Loan Documents, dated as of September 13, 1999, by and among National Bank of Canada, Metretek Technologies, Inc., Southern Flow Companies, Inc., Metretek, Incorporated and Sigma VI, Inc.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     METRETEK TECHNOLOGIES, INC.

                                     By: /s/ W. Phillip Marcum
                                        ---------------------------------------
                                         W. Phillip Marcum
                                         President and Chief Executive Officer


Dated:   September 13, 1999

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                           METRETEK TECHNOLOGIES, INC.
                                    FORM 8-K

                            DATED SEPTEMBER 13, 1999

                                  EXHIBIT INDEX
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         EXHIBIT NO.                DESCRIPTION
         -----------                -----------

            10.1 Second Amendment to Loan and Security Agreement and Loan Documents, dated as of September 13, 1999, by and among National Bank of Canada, Metretek Technologies, Inc., Southern Flow Companies, Inc., Metretek, Incorporated and Sigma VI, Inc.

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